                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                 AUGUST 16, 2004

                            KMART HOLDING CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                 000-50278                  32-0073116
           --------                 ---------                  ----------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                      Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                           48084
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

                                 (248) 463-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

      A copy of the press release issued by Kmart Holding Corporation on August 16, 2004, describing its results for the quarter ended July 28, 2004 is attached hereto as Exhibit 99.1. The press release includes certain non-GAAP financial measures and a reconciliation of those measures to the most directly-related comparable GAAP measures.




EXHIBIT INDEX

   99.1       Press Release, dated August 16, 2004, issued by Kmart Holding
              Corporation

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 16, 2004
                                          KMART HOLDING CORPORATION


                                          By:  /s/ Richard J. Noechel
                                              ----------------------------------
                                          Name:  Richard J. Noechel
                                          Title: Vice President and Controller

                                 EXHIBIT INDEX

   No.                             DESCRIPTION

  99.1   Press Release, dated August 16, 2004, issued by Kmart Holding
         Corporation